SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 1, 2004

                        Commission File Number: 000-50146
                        ---------------------------------

                                  Nucotec, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               94-3409645
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3841 Amador Way, Reno, Nevada                                            89502
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(Address of principal executive offices)                            (Zip Code)


                                  (775)827-2324
                                  -------------
              (Registrant's Telephone Number, Including Area Code)







                                       1
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On April 1, 2004, Earl W. Abbott, Carl A. Pescio and Stanley B. Keith have taken their positions on the Board of Directors of Nucotec, Inc. (the "Registrant"), the date that was ten days after the Schedule 14f-1 was mailed to the Registrant's shareholders. Mr. Abbott is also the president, chief financial officer and secretary of the Registrant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Nucotec, Inc.


April 12, 2004                   By:      /s/   Earl Abbott
                                           ------------------------------------
                                           Earl Abbott
                                           President and Chief Executive Officer